SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)  August 1, 2001
                                                --------------------------------


                         GENESIS TECHNOLOGY GROUP, INC.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Florida                    333-86347                65-1130026
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(State or other jurisdiction   (Commission File           (IRS Employer
   or incorporation)                Number)             Identification No.)



         301 Clematis Street, Suite 3124, West Palm Beach, Florida 33401
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code    (561) 835-6600
                                                   ----------------------

                             NEWAGECITIES.COM, INC.
           1401 Johnson Ferry Rd., Suite 328, F-36, Marietta, GA 30062
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         (Former name or former address, if changed since last report)

ITEM 1.  CHANGE IN CONTROL OF REGISTRANT
         -------------------------------

         On August 1, 2001, Genesis Technologies Group, Inc. (the "Company") completed its Stock Purchase Agreement with Genesis Systems, Inc. a Minnesota corporation and the shareholders of Genesis Systems, Inc. Completion of the transaction was previously disclosed in the Company's Current Report on Form 8-K, filed August 16, 2001. The purpose of this filing is to amend that Current Report on Form 8-K by filing certain financial statements and other financial information required by Regulation S-X and identified in Item 7 below.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) The following financial statements of the business acquired, for the periods specified in Rule 3-05(b) of Regulation S-X, are filed herewith:

                  1. The audited balance sheet of Genesis as of June 30, 2001, and the related statement of operations, changes in stockholders' equity and cash flows for the period August 28, 2000 (Inception) through June 30, 2001, is attached hereto as
                  Exhibit 99.1.

         (b)      The following pro forma financial information required by
                  Article 11 of Regulation S-X is filed herewith:

                  1. The unaudited pro forma financial information of newagecities relating to the Genesis acquisition is attached hereto as Exhibit 99.3.

         (c)      Exhibits:

                  2.1 Agreement and Plan of Reorganization and Stock Purchase Agreement between the Company and Genesis Systems, Inc.(1)

-----------
(1) Incorporated by reference to Exhibit 10.1 of the Company's Current Report on Form 8-K filed on August 16, 2001.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, Genesis Technology Group, Inc. has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENESIS TECHNOLOGY GROUP, INC.


                                            By:   /s/ Kenneth Shenkman
                                               ---------------------------------
                                            Name: Kenneth Shenkman
                                            Title:   Vice President


Dated: November 5, 2001